Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:	David Christensen, CFO
507-387-3355
Jennifer Spaude, Investor Relations
507-386-3765

HickoryTech Reports Second Quarter 2011 Results

•	Total revenue of $40.1 million for the quarter, up 5 percent year-over-year
•	Net debt position improved $5 million for the quarter and $15 million year-to-date
•	Equipment and Broadband revenue increased 12 percent

MANKATO, Minn., Aug. 3, 2011—HickoryTech Corporation (NASDAQ: HTCO) today reported second quarter earnings results highlighted by increased revenue and an improved net debt position.  Revenue for the quarter ending June 30, 2011, totaled $40.1 million, a 5 percent increase year-over-year, and net income totaled $2.7 million, or 20 cents per diluted share.   Net income totaled $2.7 million in the second quarter, down 23 percent year over year partially due to the reversal of income tax expense in 2010 which increased net income.

“I am pleased with our performance and continued revenue growth in our equipment, fiber and data and broadband services product lines” said John Finke, HickoryTech’s president and chief executive officer.  “As we reach the midpoint of our fiscal year, we see solid demand for our business services and our consumer business continues to be very steady.  HickoryTech’s earnings were enhanced this quarter as a result of our continued efforts to manage our strong cash flows, lower interest expense, and leverage investments in key strategic growth initiatives.”

Capital expenditures in the second quarter totaled $4.7 million, of which Business Sector capital investments totaled $2.5 million and Telecom Sector investments were $2.2 million.  Sales and operations expenses within the Business Sector also increased to support the company’s market expansion and business initiatives.

“We began construction on our Greater Minnesota Broadband Collaborative Project in July which will significantly increase our fiber footprint in northern Minnesota,” said Finke. “We continue to make investments to grow our broadband and business services as we invest in long-term growth initiatives while maintaining strong cash flows and a solid balance sheet.”

Long-term debt and total current maturities totaled $118.7 million as of June 30, 2011, essentially flat with the $119 million as of Dec. 31, 2010.  Net debt, a measure of actual balance-sheet strength that subtracts the cash balance from total debt, totaled $103.8 million as of June 30, 2011, a $5 million improvement from the $108.9 million net debt position as of March 31, 2011, and a $15 million improvement from the $118.9 million net-debt as of December 31, 2010.

Business Sector (before inter-segment eliminations)
•	Second Quarter Business Sector revenue totaled $23 million, up 8 percent year-over-year, driven by steady growth in both lines of business; equipment and fiber and data services.
•	Costs and expenses totaled $20.4 million, an increase of 7 percent from the second quarter of 2010, the result of higher sales and operating expenses to support the company’s market expansion.
•	Net income totaled $1.6 million, up 16 percent from one year ago.
•
Fiber and data revenue totaled $11.3 million, up 4 percent year-over-year, the result of strong sales of Ethernet and wholesale carrier services.  Excluding the 2010 fiber construction project, fiber and data organic revenue growth would have been 15 percent in the second quarter 2011.

•
Equipment product revenue totaled $11.7 million, an increase of $1.3 million, or 13 percent year-over-year.  Equipment sales increased $1 million from the second quarter of 2010; and support services, a key recurring revenue focus area for this line of business, increased $350,000 or 15 percent year-over-year.

•	Total Business Sector operating income was $2.6 million for the second quarter of 2011, which is a 16 percent increase over the same quarter in 2010.

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Telecom Sector (before inter-segment eliminations)
•
Telecom Sector revenue totaled $17.7 million, a 1 percent increase, year-over-year.  Telecom Sector results were stable and continued to reflect growth in broadband services offset by the impact of declines in legacy telecom services.

•
Broadband revenue totaled $5.1 million, up 12 percent year-over-year.  Broadband revenue includes: DSL, Internet, data and Digital TV services.  Digital TV subscribers grew 7 percent from the same quarter in 2010, demonstrating HickoryTech’s continued focus on growing its broadband entertainment services.

•	Network access revenue totaled $5.8 million, down 1 percent year-over-year.
•	Local service revenue totaled $3.6 million, down 6 percent from one year ago, and local access lines declined 7 percent year over year.
•	Costs and expenses totaled $15 million, a 3 percent increase year-over-year.
•	Telecom Sector net income totaled $1.6 million, a 10 percent decrease from the comparable period in 2010.

Capital Expenditures and Debt Position
Capital expenditures totaled $4.7 million for the company in the second quarter of 2011, and were $2.3 million less than the comparable period in 2010.

The company is nearing completion of the routine refinance of its senior credit facility which is nearing the end of its term.  We expect a new senior credit agreement to be effective in the third quarter of 2011.

HickoryTech confirmed its previous fiscal 2011 outlook, as outlined below, without change:
•	Revenue is expected to range from $158 million to $164 million.
•	Net Income is expected to range from $7.4 million to $8.7 million. Diluted Earnings Per Share is expected to range between $0.55 and $0.65 per share.
•	CAPEX is expected to range from $20.5 million to $24 million (net of government grants for Broadband Collaborative Project).
•	EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is expected to range from $41 million to $43.2 million.
•	Debt balance at Dec. 31, 2011 is expected to range from $118 million to $123 million.

Conference Call and Webcast
HickoryTech will host a conference call and webcast on Thursday, August 4, 2011 at 9 a.m. CT. The dial-in number for the call is 877-774-2369 and the conference ID is 81262309.  A simultaneous webcast of the call and downloadable presentation will be available through a link on the Investor Relations page at http://investor.hickorytech.com.

About HickoryTech
HickoryTech Corporation is a leading communications provider serving business and residential customers in the upper Midwest.  With headquarters in Mankato, Minn., the corporation has 460 employees and an expanded, multi-state fiber network spanning more than 2,750 route miles serving Minnesota, Iowa, North Dakota and South Dakota.  Enventis provides IP-based voice and data solutions, MPLS networking, data center and managed hosted services and communication systems to businesses across a five-state region.  HickoryTech delivers broadband Internet, Digital TV, voice and data services to businesses and consumers in southern Minnesota and northwest Iowa.  NASDAQ:  HTCO. For more information, visit www.hickorytech.com.

Non-GAAP Measures
To supplement the Company’s financial statements presented in accordance with GAAP, the Company provides certain non-GAAP financial measures of financial performance and position. These non-GAAP measures include earnings before interest, income taxes, depreciation and amortization, and net-debt. The Company’s reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results.  These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, financial position and ability to generate cash flows. In many cases non-GAAP financial measures are used by analysts and investors to evaluate the Company’s performance and financial position. Reconciliation to the nearest GAAP measure included in this press release can be found in the financial table included below.

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Forward-looking statement
Certain statements included in this press release that are not historical facts are "forward-looking statements." Such forward-looking statements are based on current expectations, estimates and projections about the industry in which HickoryTech operates and management's beliefs and assumptions. The forward-looking statements are subject to uncertainties. These statements are not guarantees of future performance and involve certain risks, uncertainties and probabilities. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. HickoryTech undertakes no obligation to update any of its forward-looking statements, except as required by law.

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Consolidated Statement of Operations
(unaudited)

	Three Months Ended June 30%			Six Months Ended June 30%
(Dollars in thousands, except share data)	2011	2010	Change	2011	2010	Change
Revenue:
Equipment	$9,035	$8,068	12%	$17,230	$17,952	-4%
Services	31,073	30,200	3%	61,500	59,036	4%
Total revenue	40,108	38,268	5%	78,730	76,988	2%

Costs and Expenses:
Cost of sales, excluding depreciation and amortization	7,924	6,974	14%	14,923	15,449	-3%
Cost of services, excluding depreciation and amortization	14,771	14,766	0%	29,506	28,944	2%
Selling, general and administrative expenses	6,729	5,560	21%	13,272	11,756	13%
Depreciation	5,593	5,222	7%	11,184	10,544	6%
Amortization of intangibles	89	89	0%	177	178	-1%
Total costs and expenses	35,106	32,611	8%	69,062	66,871	3%

Operating income	5,002	5,657	-12%	9,668	10,117	-4%

Interest and other income	14	14	0%	24	51	-53%
Interest expense	(1,015)	(1,101)	-8%	(2,083)	(2,692)	-23%
Income before income taxes	4,001	4,570	-12%	7,609	7,476	2%
Income taxes	1,307	1,060	23%	2,773	2,539	9%

Net income	$2,694	$3,510	-23%	$4,836	$4,937	-2%

Basic earnings per share	$0.20	$0.27	-26%	$0.36	$0.37	-3%

Basic weighted average common shares outstanding	13,367,083	13,225,561		13,348,447	13,190,366

Diluted earnings per share	$0.20	$0.27	-26%	$0.36	$0.37	-3%

Diluted weighted average common and equivalent shares outstanding	13,380,186	13,230,861		13,360,949	13,197,666

Dividends per share	$0.135	$0.13	4%	$0.27	$0.26	4%

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Consolidated Balance Sheets
(unaudited)

(Dollars and Share Data in Thousands)	June 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$14,930	$73
Receivables, net of allowance for doubtful accounts of $424 and $570	24,201	24,642
Inventories	4,800	5,205
Income taxes receivable	-	3,814
Deferred income taxes	2,008	2,008
Prepaid expenses	2,472	2,026
Other	685	1,030
Total current assets	49,096	38,798

Investments	4,224	4,512

Property, plant and equipment	385,957	379,433
Accumulated depreciation	(233,462)	(224,356)
Property, plant and equipment, net	152,495	155,077

Other assets:
Goodwill	27,303	27,303
Intangible assets, net	2,491	2,668
Deferred costs and other	1,615	1,830
Total other assets	31,409	31,801

Total assets	$237,224	$230,188

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Extended term payable	$11,061	$8,254
Accounts payable	3,483	2,840
Accrued expenses and other	7,218	7,929
Accrued income taxes	1,885	-
Deferred revenue	5,577	5,073
Financial derivative instruments	389	1,079
Current maturities of long-term obligations	110,230	4,892
Total current liabilities	139,843	30,067

Long-term liabilities:
Debt obligations, net of current maturities	8,462	114,067
Accrued income taxes	220	562
Deferred income taxes	26,861	26,868
Deferred revenue	1,248	1,397
Financial derivative instruments	925	-
Accrued employee benefits and deferred compensation	16,321	15,923
Total long-term liabilities	54,037	158,817

Total liabilities	193,880	188,884

Commitments and contingencies

Shareholders' equity:
Common stock, no par value, $.10 stated value
shares authorized: 100,000
Shares issued and outstanding: 13,376 in 2011 and 13,299 in 2010	1,338	1,330
Additional paid-in capital	15,135	14,328
Retained earnings	31,077	29,841
Accumulated other comprehensive (loss)	(4,206)	(4,195)
Total shareholders' equity	43,344	41,304

Total liabilities and shareholders' equity	$237,224	$230,188

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Business Sector Recap
(unaudited)

	Three Months Ended June 30%			Six Months Ended June 30%
(Dollars In thousands)	2011	2010	Change	2011	2010	Change
Revenue before intersegment eliminations
Equipment	$9,035	$8,068	12%	$17,230	$17,952	-4%
Support Services	2,711	2,352	15%	4,940	4,209	17%
Equipment	11,746	10,420	13%	22,170	22,161	0%

Fiber and Data	11,067	10,708	3%	21,928	20,321	8%
Intersegment	186	97	92%	347	230	51%
Total Business Sector revenue	$22,999	$21,225	8%	$44,445	$42,712	4%

Total revenue before intersegment eliminations
Unaffiliated customers	$22,813	$21,128		$44,098	$42,482
Intersegment	186	97		347	230
	$22,999	$21,225		$44,445	$42,712

Cost of sales (excluding depreciation and amortization)	7,924	6,974	14%	14,923	15,449	-3%
Cost of services (excluding depreciation and amortization)	7,376	7,582	-3%	14,875	14,281	4%
Selling, general and administrative expenses	3,444	2,992	15%	6,755	6,034	12%
Depreciation and amortization	1,627	1,406	16%	3,281	2,770	18%
Total costs and expenses	20,371	18,954	7%	39,834	38,534	3%

Operating income	$2,628	$2,271	16%	$4,611	$4,178	10%
Net income	$1,563	$1,353	16%	$2,741	$2,475	11%

Capital expenditures	$2,504	$3,907	-36%	$4,316	$5,971	-28%

Business Equipment Product Line

	Three Months Ended June 30			Six Months Ended June 30
(Dollars in thousands)	2011	2010	% Change	2011	2010	% Change
Revenue before intersegment eliminations
Equipment	$9,035	$8,068	12%	$17,230	$17,952	-4%
Support Services	2,711	2,352	15%	4,940	4,209	17%
	11,746	10,420	13%	22,170	22,161	0%

Cost of sales (excluding depreciation and amortization)	7,924	6,974	14%	14,923	15,449	-3%
Cost of services (excluding depreciation and amortization)	1,696	1,693	0%	3,374	3,412	-1%
Selling, general and administrative expenses	1,349	1,105	22%	2,530	2,228	14%
Depreciation and amortization	71	77	-8%	139	150	-7%
Total costs and expenses	11,040	9,849	12%	20,966	21,239	-1%

Operating income (loss)	$706	$571	24%	$1,204	$922	31%
Net income (loss)	$419	$341	23%	$714	$565	26%

Capital expenditures	$87	$49	78%	$93	$134	-31%

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Business Fiber and Data Product Line

	Three Months Ended June 30			Six Months Ended June 30
(Dollars in thousands)	2011	2010	% Change	2011	2010	% Change
Revenue before intersegment eliminations:
Services	$11,067	$10,708	3%	$21,928	$20,321	8%
Intersegment	186	97	92%	347	230	51%
	11,253	10,805	4%	22,275	20,551	8%

Cost of services (excluding depreciation and amortization)	5,680	5,889	-4%	11,501	10,869	6%
Selling, general and administrative expenses	2,095	1,887	11%	4,225	3,806	11%
Depreciation and amortization	1,556	1,329	17%	3,142	2,620	20%
Total costs and expenses	9,331	9,105	2%	18,868	17,295	9%

Operating income	$1,922	$1,700	13%	$3,407	$3,256	5%
Net income	$1,144	$1,012	13%	$2,027	$1,910	6%

Capital expenditures	$2,417	$3,858	-37%	$4,223	$5,837	-28%

Telecom Sector Recap
(unaudited)

	Three Months Ended June 30%			Six Months Ended June 30%
(Dollars in thousands)	2011	2010	Change	2011	2010	Change
Revenue
Local Service	$3,595	$3,832	-6%	$7,288	$7,696	-5%
Network Access	5,764	5,851	-1%	11,576	11,979	-3%
Long Distance	727	800	-9%	1,456	1,620	-10%
Broadband	5,090	4,535	12%	10,144	8,968	13%
Directory	846	888	-5%	1,718	1,805	-5%
Bill Processing	850	802	6%	1,587	1,577	1%
Intersegment	404	468	-14%	816	897	-9%
Other	423	432	-2%	863	861	0%
Total Telecom Revenue	$17,699	$17,608	1%	$35,448	$35,403	0%

Total Telecom revenue before intersegment eliminations
Unaffiliated Customers	$17,295	$17,140		$34,632	$34,506
Intersegment	404	468		816	897
	17,699	17,608		35,448	35,403

Cost of services, excluding depreciation and amortization	7,935	7,709	3%	15,696	15,713	0%
Selling, general and administrative expenses	3,032	3,033	0%	6,116	5,983	2%
Depreciation and amortization	4,033	3,875	4%	8,036	7,891	2%
Total costs and expenses	15,000	14,617	3%	29,848	29,587	1%

Operating income	$2,699	$2,991	-10%	$5,600	$5,816	-4%

Net income	$1,599	$1,774	-10%	$3,315	$3,180	4%

Capital expenditures	$2,245	$3,156	-29%	$4,175	$4,521	-8%

Key Metrics
Business access lines	23,628	24,479	-3%
Residential access lines	26,000	28,839	-10%
Total access lines	49,628	53,318	-7%
Long distance customers	32,950	35,131	-6%
DSL customers	19,638	19,359	1%
Digital TV customers	10,494	9,841	7%

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Reconciliation of Non-GAAP Measures
(Dollars in thousands)
Reconciliation of net debt:	June 30, 2011	March 31, 2011	December 31, 2010
Debt obligations, net of current maturities	$8,462	$56,418	$114,067
Current maturities of long-term obligations	110,230	62,368	4,892
Total Debt	$118,692	$118,786	$118,959
Less:
Cash and cash equivalents	14,930	9,859	73
Net Debt	$103,762	$108,927	$118,886

	Year Ending December 31, 2011
(Dollars in thousands)	Guidance Range
Reconciliation of net income to 2011 EBITDA guidance:	Low	High
Projected net income	$7,400	$8,700
Add back:
Depreciation and amortization	23,700	23,000
Interest expense	5,900	5,400
Taxes	4,000	6,100
Projected EBITDA guidance 1	$41,000	$43,200

1 EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

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